(THE PRIMARY TREND FUNDS LOGO)

SEMIANNUAL REPORT

THE PRIMARY
TREND FUND

THE PRIMARY
INCOME FUND

MILWAUKEE, WISCONSIN
DECEMBER 31, 2000

MESSAGE TO SHAREHOLDERS...

     "Everyone realizes that the Internet will become a daily staple in the lives of Americans much like the television, telephone or automobile. It is here to stay. However, the economics of the Internet are much more blurred, uncertain and untested. And therein lies the problem as the dot-com frenzy has caught fire... It is no different than manias of the past...the Gouda Tulip Bulb craze of the 1600s, the South Sea Bubble of the 1700s, the Nifty-Fifty phenomenon of the early 1970s, the gold and silver panic of the early 1980s or the biotech boom of the early 1990s... We believe that the U.S. economy and the stock market are in a transitional period...value may have been down, but certainly not out. Evidence is building that value is back...again."

                                                  THE PRIMARY TREND FUNDS
                                                  June 30, 2000 - Annual Report

  This transitional period that we spoke of six months ago gained momentum as 2000 came to a close. The Internet bubble finally burst as the equity landscape was littered with dot-com casualties (or "dot-bombs" as they have become affectionately known). Many of these "new economy" speculations have gone belly up, and those that did survive are either being bought for pennies on the dollar or scrambling for cash.

  While these stocks never have been or will be in the portfolios of The Primary Trend Funds, the buying binge and subsequent crash in the Internet sector carries major significance because of its widespread fallout on the psyche of the U.S. investor. The speculation-run-amuck that symbolized the NASDAQ Composite's meteoric rise from the fall of 1998 through the spring of 2000 has already exacted financial punishment on investors and now time will be needed to heal those wounds. But the beneficiary of such a psychological shift will be the "old economy" stocks -- those value-oriented equities which have already suffered through their own bear market from 1998-2000. While tech stocks have been pummeled in price, earnings estimates for 2001 have also had a precipitous decline, and so valuations are still at elevated extremes. Herein lies the investment opportunity for those "stodgy old economy" stocks which continue to be undervalued and overlooked.

  The latter half of 2000 witnessed the early stages of this shift -- a shift that we believe is very constructive for the long-term health of the stock market as greedy speculation is replaced by sound investing. In the final six months of 2000, the DJIA continued its range-bound trading as it gained 3.2%. However, the Standard & Poor's 500 Composite, with its 30% weighting in technology issues, lost 9.2%. The NASDAQ Composite posted its worst year in history as this tech-laden index dropped by 37.7% in the final half alone.

  While The Primary Trend Funds slightly outperformed those benchmarks in the first half of the year, it was the final half of 2000 that allowed our value-oriented investment philosophy to distinguish itself. For the six months ended December 31, 2000, The Primary Trend Funds generated the following total returns to shareholders:

                    THE PRIMARY TREND FUND               +20.0%

                    THE PRIMARY INCOME FUND              +17.8%

THE PRIMARY TREND FUND

  After a couple of years of enduring the stock market's disdain for value, shareholders in The Primary Trend Fund were finally rewarded for their patience. Adherence to our value-oriented philosophy, while requiring a great deal of soul searching at times, energized the portfolio in the latter half of 2000. We made a conscious decision to avoid the overvalued and overexploited tech sector which allowed the portfolio to escape the bloodbath that ensued. At 25%, Technology continues to be the largest representative sector in the S&P 500.

  We have tiptoed into the tech waters with portfolio additions such as AT&T, Compaq and most recently, Intel -- but still only 10% of the portfolio is invested in this sector. While recessionary fears and earnings' warnings are taking their toll on technology issues, we believe that the time to be outright bearish on this group was at the NASDAQ peak last March -- not now. We may commit additional dollars to tech land as opportunities arise, but only in undervalued leaders with solid long-term potential.

  One of best performing sectors in the final six months of the year was Financials, as the New York Stock Exchange Financial Index gained 24%. The Primary Trend Fund's 20% exposure to this interest-sensitive group contributed greatly to the portfolio's outperformance. While the Federal Reserve's tightening stance continued, the stock market anticipated that the winds of change were blowing and that interest rates were peaking. Our undervalued insurance names (Aetna, Allstate, Chubb and PartnerRe) and other financials (PNC Financial and USA Education) were beneficiaries of this change in investor perception.

  One of the more pronounced changes in the portfolio this past year has been the addition of several leading consumer franchises that, despite their long-term earnings growth and cash generation, traded at deep discounts to the stock market and were neglected by Wall Street. Names such as Abbott Labs, Anheuser-Busch, Carnival Corporation, Walt Disney and Unilever were timely purchases and gained momentum as 2000 unfolded and defensive issues regained the spotlight.

  Profit-taking, pruning and cash inflows into The Primary Trend Fund have increased our cash position (to include bonds) from 15% at mid-year to 24% at year-end. We anticipate putting much of that "purchasing power" to work in the first half of 2001.

THE PRIMARY INCOME FUND

  This Fund also outperformed only slightly in the first half of 2000. But despite its defensive posture, the stable of utility holdings allowed the Fund to play offense in the second half of the year. The Dow Jones Utility Average and Standard & Poor's Utilities Index gained 34% and 38%, respectively, in the final six months of 2000. The Fund currently has 34% of the portfolio exposed to the utility sector, with 20% invested in electric (we do not own any California electric utilities), natural gas and telephone utility common stocks. We believe the telephone utility sub-group is the most attractive currently and are researching the regulated water industry as well.

  The interest rate decline that occurred in 2000 was not only an ally to our utility holdings, but the portfolio's 12% weighting in the financial sector (Allstate, Apartment Investment REIT, Chubb and PNC Financial) and its 30% fixed-income exposure (which includes 10% in utility bonds) also benefited from falling interest rates. We believe the risk /reward trade-off in bonds is less attractive as we enter 2001. Therefore, we anticipate some profit-taking in our fixed-income allocation, parlaying the proceeds into undervalued, income-oriented equities.

BULLISH LONG TERM

  The past 12 months in our view was a watershed year for the stock market. It began where 1999 left off -- investor sentiment ebullient, technology issues soaring and value-oriented philosophies deemed archaic.

  That all changed last spring as the "new economy" Internet bubble burst. The damage inflicted upon the dot-coms has since carried over into the technology stalwarts such as Cisco, Microsoft and Intel. With the benefit of hindsight, it seems all too clear that the stock market, in its infinite wisdom, was discounting today's fears of recession.

  The Dow Jones Industrial Average is finding the 11,000 level difficult to overcome and still trades 10% below its all-time high of 11,722.98 reached on January 14, 2000. The S&P 500 Composite is making new lows as it struggles 18%
below its record high of 1527.46 achieved on March 24, 2000.   And the "new
economy" NASDAQ Composite is making new two-year lows -- a whopping 55% decline from its March 10, 2000 high of 5048.62.

  With all of that said, we are more optimistic about the U.S. stock market's prospects today than we have been in two years. The interest rate cuts by Alan Greenspan & Co. are historically very bullish for equities. And despite the superficial damage to the popular stock market averages, there is underlying strength in the majority of stocks -- a phenomenon that has been absent since 1998. "Don't fight the Fed" and "Don't fight the tape" have been profitable Wall Street axioms over the years and we view today's environment as no different.

  An economic slowdown (and possibly recession) are real fears today, but the declines in the major averages already reflect that potential outcome to a great degree. We would encourage investors to look beyond the "noise" of analyst downgrades and earnings' warnings to the latter half of 2001 and beyond.
Further interest rate cuts by the Fed and a proposed tax cut by the new Bush Administration only solidify the bullish argument.

  Donald Trump once said: "Sometimes your best investments are the ones you don't make." Our success in 2000 can be attributed to three things: l) we made a conscious decision to avoid technology; 2) value regained its lost luster; and 3) stock selection was paramount.

  As we enter 2001, we still believe that this is a market of stocks, not a stock market. Stock selection will still be key as the value-oriented equities continue to outperform. While technology issues may have explosive rallies (as they did in January of 2001), the NASDAQ Composite is still entrenched in a bear market that only time can mend. We are confident that we will continue to position the portfolios to take advantage of the stock market's new undervalued leadership as it surfaces in the months ahead. We are bullish_but not without prudence, discipline and flexibility.

  All of us at Arnold Investment Counsel value you as a shareholder in The Primary Trend Funds. Our daily efforts are dedicated solely to one objective -- making you money regardless of the stock market environment. You have our pledge that we are constantly striving to achieve those goals. Our conservative, value-oriented philosophy rewarded your patience in 2000, and we look forward to building upon those achievements in 2001.

  Sincerely,

  /s/Lilli Gust                              /s/Barry S. Arnold

  Lilli Gust, President                      Barry S. Arnold, Vice President

PORTFOLIOS OF INVESTMENTS
December 31, 2000 (unaudited)

                             THE PRIMARY TREND FUND

                                                                      MARKET
  SHARES                                                  COST        VALUE
  ------                                                 ------       ------
             COMMON STOCKS      76.1%
    22,000   AT&T Corp.  (Telecommunications)         $   663,880  $   380,875
    14,000   Abbott Laboratories
               (Pharmaceutical products)                  417,620      678,125
     8,000   Aetna, Inc.  (Managed care/Insurance)        290,593      328,500
    15,000   Albertson's, Inc.  (Retail food stores)      427,885      397,500
    20,000   Allstate Corporation  (Insurance)            679,308      871,250
    16,000   Anheuser-Busch Companies, Inc.
               (Beverages)                                472,640      728,000
    33,075   Archer-Daniels-Midland Co.
               (Food processing)                          503,293      496,125
     6,998   BP Amoco plc  (Integrated oil company)       143,640      335,029
    18,000   Carnival Corporation  (Cruise lines)         458,319      554,625
     8,000   Chubb Corporation  (Insurance)               436,640      692,000
    20,000   Compaq Computer Corporation
               (Computer hardware)                        524,725      301,000
    35,000   Darden Restaurants, Inc.
               (Restaurant chains)                        431,998      800,625
     7,000   Gentex Corp.  (Automobile parts)             134,750      130,375
    18,600   Intel Corp.  (Computer components)           674,374      562,650
     6,000   Minnesota Mining & Manufacturing Co.
               (Diversified manufacturing)                428,485      723,000
    25,000   Occidental Petroleum Corporation
               (Integrated oil company)                   467,085      606,250
    10,000   PNC Bank Corporation  (Financial services)   499,550      730,625
    10,000   PartnerRe Ltd.  (Insurance)                  332,975      610,000
    10,000   J.C. Penney Company, Inc.  (Retail stores)   436,225      108,750
    40,000   Pennzoil-Quaker State Co.
               (Consumer products)                        676,226      515,000
     8,000   Unilever N.V.  (Consumer products)           344,640      503,500
     5,580   United Technologies Corp.  (Aerospace)       231,525      438,728
    10,000   USA Education Inc.  (Financial services)     126,155      680,000
     4,800   Vivendi Universal SA
               (Media/Telecommunications)                 196,477      313,500
    10,000   Walt Disney Company (The)  (Entertainment)   327,013      289,375
    22,000   Wendy's International, Inc.
               (Restaurant chains)                        493,848      577,500
                                                      -----------  -----------
                         Total Common Stocks           10,819,869   13,352,907
                                                      -----------  -----------

PRINCIPAL
  AMOUNT
---------

             BONDS AND NOTES      12.2%
  $250,000   WorldCom Inc., 7.875%, due 5/15/03           249,842      253,142
   250,000   Bank One Corp., 5.625%, due 2/17/04          237,818      243,195
   150,000   Kimco Realty Corp., 6.83%, due 11/14/05      146,075      149,158
   400,000   Federal Home Loan Bank, 7.30%,
               due 9/5/06                                 400,000      408,343
   100,000   Federal Farm Credit Bank, 5.90%,
               due 7/21/08                                 94,478       99,646
   365,000   Federal Home Loan Bank, 6.35%,
               due 8/28/08                                365,000      358,736
   140,000   Federal Home Loan Bank, 5.355%,
               due 1/5/09                                 127,681      134,312
   500,000   Federal Home Loan Mortgage Co., 7.00%,
               due 6/30/09                                500,000      497,407
                                                      -----------  -----------
                    Total Bonds and Notes               2,120,894    2,143,939
                                                      -----------  -----------
                    Total Long-Term Investments        12,940,763   15,496,846
                                                      -----------  -----------

             SHORT-TERM INVESTMENTS      11.5%
             VARIABLE RATE DEMAND NOTES
 1,732,335   Firstar Bank, 6.32%                        1,732,335    1,732,335
    96,415   Wisconsin Corporate Central
               Credit Union, 6.32%                         96,415       96,415
   177,537   Wisconsin Electric Power
               Company, 6.24%                             177,537      177,537
                                                      -----------  -----------
                    Total Short-Term Investments        2,006,287    2,006,287
                                                      -----------  -----------
             TOTAL INVESTMENTS      99.8%             $14,947,050   17,503,133
                                                      -----------
                                                      -----------
             Other Assets, less Liabilities    0.2%                     34,529
                                                                   -----------
             NET ASSETS      100.0%                                $17,537,662
                                                                   -----------
                                                                   -----------

                       See notes to financial statements.

                            THE PRIMARY INCOME FUND

                                                                      MARKET
  SHARES                                                  COST        VALUE
  ------                                                 ------       ------
             COMMON STOCKS      70.3%
     5,000   AT&T Corp.  (Telecommunications)          $  139,380   $   86,562
     3,000   Abbott Laboratories
               (Pharmaceutical products)                   89,490      145,313
     3,000   Albertson's, Inc.  (Retail food stores)       71,400       79,500
     2,000   Alliant Energy Corporation
               (Electric and gas utility)                  61,700       63,750
     3,000   Allstate Corporation  (Insurance)            116,528      130,687
     3,000   Anheuser-Busch Companies, Inc.
               (Beverages)                                 88,620      136,500
     1,637   Apartment Investment & Management Co.
               (Real estate investment trust)              23,363       81,748
     1,600   BP Amoco plc  (Integrated oil company)        33,685       76,600
     3,000   Carnival Corporation  (Cruise lines)          76,734       92,438
     1,000   Chubb Corporation  (Insurance)                54,455       86,500
     2,000   Cinergy Corp.  (Electric utility)             39,641       70,250
     3,000   Compaq Computer Corporation
               (Computer hardware)                         77,240       45,150
     4,500   DPL, Inc.  (Electric and gas utility)         45,124      149,344
     4,000   Darden Restaurants, Inc.
               (Restaurant chains)                         72,813       91,500
     3,000   Intel Corp.  (Computer components)           110,539       90,750
     3,000   KeySpan Energy  (Natural gas utility)         74,815      127,125
     3,448   MCN Energy Group Inc.
               (Natural gas utility)                       79,420       95,466
     1,000   Minnesota Mining & Manufacturing Co.
               (Diversified manufacturing)                 71,414      120,500
     3,000   Occidental Petroleum Corporation
               (Integrated oil company)                    62,250       72,750
     2,000   PNC Bank Corporation  (Financial services)    99,660      146,125
     4,000   J.C. Penney Company, Inc.  (Retail stores)   119,733       43,500
     6,000   Pennzoil-Quaker State Co.
               (Consumer products)                         74,800       77,250
     1,000   SBC Communications Inc.
               (Telecommunications)                        46,613       47,750
     4,511   Sempra Energy  (Natural gas utility)          70,329      104,881
     2,000   Unilever N.V.  (Consumer products)            86,160      125,875
     1,000   Verizon Communications
               (Telecommunications)                        52,425       50,125
     2,000   Walt Disney Company (The)  (Entertainment)    64,744       57,875
     4,000   Wendy's International, Inc.
               (Restaurant chains)                         91,476      105,000
     3,000   Wisconsin Energy Corporation
               (Electric and gas utility)                  73,280       67,687
                                                       ----------   ----------
                    Total Common Stocks                 2,167,831    2,668,501
                                                       ----------   ----------

             PREFERRED STOCKS      1.1%
     1,000   Central Maine Power $3.50                     55,250       43,000
                                                       ----------   ----------

PRINCIPAL
  AMOUNT
---------
             BONDS AND NOTES      26.4%
             CORPORATE NOTES
  $100,000   Ford Motor Co., 5.375%, due 10/15/02          97,348       98,359
   100,000   Developers Diversified Realty Corp.,
               7.01%, due 2/7/03                           99,010       99,787
    99,000   Philadelphia Electric Co., 6.625%,
               due 3/1/03                                 100,229       99,521
    50,000   Peoples Gas Light Co., 6.37%, due 5/1/03      50,487       50,210
    50,000   Northern Illinois Gas Co., 5.75%,
               due 6/1/03                                  49,767       49,926
   100,000   Wisconsin Gas Company, 6.375%,
               due 11/1/05                                100,668      100,692
   100,000   Kimco Realty Corp., 6.83%, due 11/14/05       97,381       99,439
   170,000   WPS Resources Corp., 7.00%, due 11/1/09      162,061      173,599
                                                       ----------   ----------
             Total Corporate Notes                        756,951      771,533
                                                       ----------   ----------
             U.S. GOVERNMENT AGENCY NOTES
    75,000   Federal Home Loan Bank, 7.30%,
               due 9/5/06                                  75,000       76,564
   155,000   Federal National Mortgage Assoc.,
               6.11%, due 12/4/08                         144,712      151,575
                                                       ----------   ----------
                    Total U.S. Government
                      Agency Notes                        219,712      228,139
                                                       ----------   ----------
                    Total Bonds and Notes                 976,663      999,672
                                                       ----------   ----------
                    Total Long-Term Investments         3,199,744    3,711,173
                                                       ----------   ----------

             SHORT-TERM INVESTMENTS      2.1%
             VARIABLE RATE DEMAND NOTES
    70,258   Firstar Bank, 6.32%                           70,258       70,258
    11,244   Wisconsin Corporate Central
               Credit Union, 6.32%                         11,244       11,244
                                                       ----------   ----------
                    Total Short-Term Investments           81,502       81,502
                                                       ----------   ----------
             TOTAL INVESTMENTS      99.9%              $3,281,246    3,792,675
                                                       ----------
                                                       ----------
             Other Assets, less Liabilities      0.1%                    1,776
                                                                    ----------
             NET ASSETS      100.0%                                 $3,794,451
                                                                    ----------
                                                                    ----------

           Note to Portfolio of Investments -- As required by the Fund's investment policies, the Fund has invested $1,195,451 (32% of its net assets) in securities issued by utilities.

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2000 (unaudited)

                                                     THE PRIMARY    THE PRIMARY
                                                      TREND FUND    INCOME FUND
                                                      ----------    -----------
Assets:
   Investments, at Value (Note 2a):
     Common Stocks                                    $13,352,907   $2,668,501
     Preferred Stocks                                          --       43,000
     Bonds and Notes                                    2,143,939      999,672
     Short-Term Investments                             2,006,287       81,502
                                                      -----------   ----------
        Total Investments (Cost $14,947,050
          and $3,281,246, respectively)                17,503,133    3,792,675

   Dividends Receivable                                    13,690        3,855
   Interest Receivable                                     46,271       12,791
   Prepaid Expenses                                         6,906        4,102
                                                      -----------   ----------
        Total Assets                                   17,570,000    3,813,423
                                                      -----------   ----------

Liabilities
   Accrued Investment Advisory Fees                        10,696       10,206
   Payable to Custodian                                     4,547           --
   Other                                                   17,095        8,766
                                                      -----------   ----------
        Total Liabilities                                  32,338       18,972
                                                      -----------   ----------
Net Assets                                            $17,537,662   $3,794,451
                                                      -----------   ----------
                                                      -----------   ----------
Shares Outstanding                                      1,446,191      314,869
Net Asset Value Per Share                             $     12.13   $    12.05
                                                      -----------   ----------
                                                      -----------   ----------

Net Assets Consist of:
   Capital Stock (30,000,000 shares
     authorized each)                                 $14,745,147   $3,384,285
   Net Unrealized Appreciation of Investments           2,556,083      511,429
   Undistributed Net Investment Income                      7,147          371
   Undistributed Net Realized Gains
     (Accumulated Losses)                                 229,285     (101,634)
                                                      -----------   ----------
Net Assets                                            $17,537,662   $3,794,451
                                                      -----------   ----------
                                                      -----------   ----------

                       See notes to financial statements.

STATEMENTS OF OPERATIONS
For the six months ended December 31, 2000 (unaudited)

                                            THE PRIMARY        THE PRIMARY
                                             TREND FUND        INCOME FUND
                                             ----------        -----------
Income:
   Interest                                  $  110,329         $ 39,837
   Dividends                                    126,218(a)<F1>    35,731(b)<F2>
                                             ----------         --------
   Total Income                                 236,547           75,568
                                             ----------         --------

Expenses:
   Investment Advisory Fees (Note 3)             60,128           13,199
   Administration and Accounting Fees            17,643           12,602
   Shareholder Servicing Costs                   16,043            6,587
   Professional Fees                             13,065            7,485
   Registration Fees                              2,983            1,516
   Printing                                       2,532              780
   Custodial Fees                                 2,447            1,378
   Postage                                        1,337              235
   Pricing                                        1,239            1,542
   Insurance                                      1,026              210
   Other                                          1,212              558
                                             ----------         --------
   Total Expenses Before Reimbursement          119,655           46,092
   Less Expenses Reimbursed By
     Adviser (Note 3)                                --          (28,251)
                                             ----------         --------
   Net Expenses                                 119,655           17,841
                                             ----------         --------
Net Investment Income                           116,892           57,727
                                             ----------         --------
Net Realized Gain on Investments                760,109           58,306
Change in Net Unrealized Appreciation
  of Investments                              2,039,014          457,467
                                             ----------         --------
Net Realized and Unrealized
  Gain on Investments                         2,799,123          515,773
                                             ----------         --------
Net Increase in Net Assets From Operations   $2,916,015         $573,500
                                             ----------         --------
                                             ----------         --------

(a)<F1>   Net of $1,308 in foreign withholding taxes.
(b)<F2>   Net of $310 in foreign withholding taxes.

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

                                                            THE PRIMARY                          THE PRIMARY
                                                             TREND FUND                          INCOME FUND
                                                   ------------------------------      ------------------------------
                                                   SIX MONTHS ENDED    YEAR ENDED      SIX MONTHS ENDED    YEAR ENDED
                                                     DECEMBER 31,       JUNE 30,         DECEMBER 31,       JUNE 30,
                                                         2000             2000               2000             2000
                                                   ----------------    ----------      ---------------     ----------
Operations:
   Net Investment Income                              $   116,892      $   294,838        $   57,727       $  150,007
   Net Realized Gain (Loss)
     on Investments                                       760,109          (90,335)           58,306         (159,940)
   Change in Net Unrealized Appreciation
     (Depreciation) of Investments                      2,039,014       (2,684,013)          457,467         (407,834)
                                                      -----------      -----------        ----------       ----------
   Net Increase (Decrease) in Net
     Assets from Operations                             2,916,015       (2,479,510)          573,500         (417,767)
                                                      -----------      -----------        ----------       ----------

Distributions to Shareholders:
   From Net Investment Income                            (279,822)        (280,917)          (57,613)        (149,823)
   From Net Realized Gains                               (440,489)        (989,175)               --          (84,195)
                                                      -----------      -----------        ----------       ----------
   Decrease in Net Assets
     from Distributions                                  (720,311)      (1,270,092)          (57,613)        (234,018)
                                                      -----------      -----------        ----------       ----------

Fund Share Transactions:
   Proceeds from Shares Sold                            1,236,640          216,516           114,037           50,202
   Reinvested Distributions                               674,495        1,211,487            50,662          215,471
   Cost of Shares Redeemed                             (1,356,387)      (4,242,090)         (257,895)        (517,696)
                                                      -----------      -----------        ----------       ----------
   Net Increase (Decrease) in Net Assets
     from Fund Share Transactions                         554,748       (2,814,087)          (93,196)        (252,023)
                                                      -----------      -----------        ----------       ----------
Total Increase (Decrease) in
   Net Assets                                           2,750,452       (6,563,689)          422,691         (903,808)

Net Assets:
   Beginning of Period                                 14,787,210       21,350,899         3,371,760        4,275,568
                                                      -----------      -----------        ----------       ----------
   End of Period                                      $17,537,662      $14,787,210        $3,794,451       $3,371,760
                                                      -----------      -----------        ----------       ----------
                                                      -----------      -----------        ----------       ----------

Undistributed Net Investment
  Income at End of Period                             $     7,147      $   170,077        $      371       $      257
                                                      -----------      -----------        ----------       ----------
                                                      -----------      -----------        ----------       ----------

Transactions in Shares:
   Sales                                                  105,780           19,851             9,694            4,635
   Reinvested Distributions                                56,620          103,237             4,427           19,423
   Redemptions                                           (117,809)        (410,119)          (23,400)         (49,098)
                                                      -----------      -----------        ----------       ----------
   Net Increase (Decrease)                                 44,591         (287,031)           (9,279)         (25,040)
                                                      -----------      -----------        ----------       ----------
                                                      -----------      -----------        ----------       ----------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table shows per share operating performance data, total investment return, ratios and supplemental data for each period (unaudited)

                                                                        THE PRIMARY                      THE PRIMARY
                                                                        TREND FUND                       INCOME FUND
                                                               ----------------------------      ---------------------------
                                                                 SIX MONTHS      YEAR ENDED      SIX MONTHS      YEAR ENDED
                                                                   ENDED          JUNE 30,          ENDED         JUNE 30,
                                                               DEC. 31, 2000        2000        DEC. 31, 2000       2000
                                                               -------------     ----------     -------------    ----------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                               $10.55          $12.64          $10.40          $12.24
                                                                   ------          ------          ------          ------
Net Investment Income                                                0.08            0.20            0.19            0.44
Net Realized and Unrealized Gain (Loss)
  on Investments                                                     2.01           (1.53)           1.65           (1.60)
                                                                   ------          ------          ------          ------
Total from Investment Operations                                     2.09           (1.33)           1.84           (1.16)
                                                                   ------          ------          ------          ------

Less Distributions:
   From Net Investment Income                                       (0.20)          (0.17)          (0.19)          (0.44)
   From Net Realized Gains                                          (0.31)          (0.59)             --           (0.24)
                                                                   ------          ------          ------          ------
   Total Distributions                                              (0.51)          (0.76)          (0.19)          (0.68)
                                                                   ------          ------          ------          ------
Net Increase (Decrease)                                              1.58           (2.09)           1.65           (1.84)
                                                                   ------          ------          ------          ------
Net Asset Value, End of Period                                     $12.13          $10.55          $12.05          $10.40
                                                                   ------          ------          ------          ------
                                                                   ------          ------          ------          ------

TOTAL INVESTMENT RETURN                                             20.0%         (11.1)%           17.8%          (9.7)%

RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (in thousands)                       $17,537         $14,787          $3,794          $3,372
   Ratio of Net Expenses to Average Net Assets                      1.47%           1.40%           1.00%           1.00%
   Ratio of Net Investment Income
     to Average Net Assets                                          1.44%           1.69%           3.24%           4.04%
   Ratio of Expenses Reimbursed
     to Average Net Assets                                             --              --           1.58%           1.43%
   Portfolio Turnover                                               17.6%           32.6%           17.1%           33.4%

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000 (unaudited)

1.   ORGANIZATION

     The Primary Trend Fund, Inc. ("Trend Fund") began operations on September 15, 1986. The Primary Income Funds, Inc. ("Income Fund") began operations on September 1, 1989. The Trend Fund and the Income Fund, collectively, the "Funds," are registered under the Investment Company Act of 1940 as open-end investment management companies.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds.

     a. Each security, excluding securities with 60 days or less remaining to maturity, is valued at the last sale price, or if no sale is reported, the average of the latest bid and asked prices. Other securities for which market quotations are not readily available are valued under procedures approved by the Boards of Directors. Securities with 60 days or less remaining to maturity are valued at amortized cost, which approximates market value.

     b. Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

     c. No provision for federal income taxes has been made since the Funds have elected to be taxed as regulated investment companies and intend to distribute their net investment income and net realized gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The cost basis of investments for federal income tax purposes is the same as that for financial statement purposes.

     d. Dividends from net investment income are declared and paid at least annually by the Trend Fund and are declared and paid monthly by the Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences.

     e. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.   INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENTS

     The Funds have agreements with Arnold Investment Counsel, Inc. (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser. Under the terms of the agreements, the Adviser receives from both the Trend Fund and the Income Fund a monthly fee at an annual rate of 0.74% of their respective average daily net assets. The agreements further stipulate that the Adviser will reimburse the Funds for annual expenses exceeding certain specified levels. In addition to the reimbursements required under the agreements, the Adviser has voluntarily reimbursed the Income Fund for additional expenses incurred during the six months ended December 31, 2000. As of December 31, 2000, the Adviser was reimbursing the Income Fund for all expenses exceeding 1.00% of its respective average daily net assets. This additional voluntary reimbursement to the Fund may be modified or discontinued at any time by the Adviser, but not before June 30, 2001. The Adviser was not required to reimburse the Trend Fund for the six months ended December 31, 2000. For the six months ended December 31, 2000, the Funds incurred investment advisory fees, net of expense reimbursements, totaling $45,076. The Trend Fund paid total directors fees of $1,000 to its outside directors and the Income Fund paid total directors fees of $1,000 to its outside directors during the six months ended December 31, 2000.

4.   PURCHASES AND SALES OF SECURITIES

     Total purchases and sales of securities, other than short-term investments, for the Funds for the six months ended December 31, 2000 were as follows:

                                                 THE PRIMARY    THE PRIMARY
                                                  TREND FUND    INCOME FUND
                                                  ----------    -----------
     Purchases
       U.S. Government                                    --            --
       Other                                      $2,616,710      $585,638

     Sales
       U.S. Government                                    --       113,997
       Other                                       4,194,831       514,787

(THE PRIMARY TREND FUNDS LOGO)

WWW.PRIMARYTRENDFUNDS.COM

INVESTMENT ADVISER
  Arnold Investment Counsel Incorporated
  First Financial Centre
  700 North Water Street
  Milwaukee, Wisconsin 53202
  1-800-443-6544

OFFICERS
  Lilli Gust, President
  Barry S. Arnold, Vice President and Assistant Secretary
  James R. Arnold, Jr., Secretary and Treasurer

DIRECTORS
  Barry S. Arnold
  Lilli Gust
  Clark J. Hillery
  Harold L. Holtz

ADMINISTRATOR
  Sunstone Financial Group, Inc.
  803 West Michigan Street
  Milwaukee, Wisconsin 53233

CUSTODIAN
  Firstar Bank, N.A.
  777 East Wisconsin Avenue
  Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
  Firstar Mutual Fund Services, LLC
  615 East Michigan Street
  Milwaukee, Wisconsin 53202
  1-800-968-2122

INDEPENDENT AUDITORS
  Ernst &Young LLP
  111 East Kilbourn Avenue
  Milwaukee, Wisconsin 53202

LEGAL COUNSEL
  Foley &Lardner
  777 East Wisconsin Avenue
  Milwaukee, Wisconsin 53202

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